Exhibit 99.1
Vail Resorts Contacts:
Investor Relations: Bo Heitz, (303) 404-1800, InvestorRelations@vailresorts.com
Media: Sara Olson, (303) 404-6497, solson1@vailresorts.com
Vail Resorts Provides Updated Commentary on COVID-19 Impact
BROOMFIELD, Colo. - March 18, 2020 - Vail Resorts, Inc. (NYSE: MTN) today provided updated commentary on its fiscal 2020 results and the evolving impact of COVID-19 on its business and results of operations.
Rob Katz, Chief Executive Officer, said, “Given the escalating concerns surrounding the global spread of COVID-19 and the potential impact that continuing to operate our resorts would have on our community medical systems, we made the difficult decision to suspend the operations at all of our North American mountain resorts and retail stores beginning Sunday, March 15, 2020. We determined yesterday that these resorts will remain closed through the remainder of the 2019/2020 North American ski season, and our lodging properties and transportation business will close as well. The Company will consider reopening Breckenridge Ski Resort in Colorado, Heavenly Mountain Resort in Lake Tahoe and Whistler Blackcomb in British Columbia in late April/early May, dependent on the situation with COVID-19 as well as weather conditions. We knew this decision would impact our employees, guests, and local communities and would also have a significant negative impact on our financial results. However, our top priority is the health and wellbeing of all our constituents and stakeholders, and we believe this decision was absolutely the right one.
“Given the closure of our operations as a result of COVID-19, we anticipate that our operating results for March and April will have a negative impact of $180 million to $200 million compared to the Resort Reported EBITDA expectation we had as of March 1, 2020. If we are able to reopen certain resorts before the end of the season, we believe such a decision will not have a material impact, positive or negative, on our results for Fiscal 2020. We are currently expecting to be fully operational for the North American summer and Australian ski season for all of our businesses, however that will remain subject to the ongoing situation with COVID-19. Additionally, even if we are fully operational, we expect that our results in the fourth quarter of fiscal 2020 will be negatively impacted by the current economic and travel environment, but we are not able to fully assess that impact at this time. Our primary revenue generating businesses in the fourth fiscal quarter are our three ski areas in Australia, the Grand Teton Lodge Company in Wyoming and our summer mountain and lodging operations at our North American resorts.

“The Company went into this challenging time period with a strong financial position with Net Debt of 2.4 times trailing twelve months Total Reported EBITDA at the end of the second quarter of fiscal 2020. We expect to have cushion on all of our financial covenants related to our Eighth Amended and Restated Credit Agreement throughout the remainder of fiscal 2020. We also have significant liquidity through our cash on hand, our $500 million U.S. revolver and our C$300 million Canadian revolver associated with Whistler Blackcomb. While we entered this situation in a strong financial position, we believe the potentially challenging economic environment ahead requires us to review our previously announced calendar year 2020 capital plans and our plans for returning capital to shareholders and will provide updates on those plans as we finalize decisions.
“As we look further into the future, we believe the underlying strengths of our business position us very well with our outstanding network of destination, regional and local resorts, the stability, loyalty and value offered through our advanced commitment pass products and our new Epic Mountain Rewards program that provides additional value to our guests who purchase their pass products ahead of the season. Additionally, our data-driven marketing efforts provide the ability to target and personalize messages and value-based offers to our guests and our effort to centralize our corporate functions across our resorts allows us to be more sophisticated and efficient in how we support our resort operations. We are grateful for the commitment of our employees and community partners as we collectively work to contain the spread of COVID-19 with a focus on the health and safety of our employees, guests and communities. We are confident that we will all navigate through this challenging environment together.”
About Vail Resorts, Inc. (NYSE: MTN)
Vail Resorts, Inc., through its subsidiaries, is the leading global mountain resort operator. Vail Resorts’ subsidiaries operate 37 world-class mountain resorts and urban ski areas, including Vail, Beaver Creek, Breckenridge, Keystone and Crested Butte in Colorado; Park City in Utah; Heavenly, Northstar and Kirkwood in the Lake Tahoe area of California and Nevada; Whistler Blackcomb in British Columbia, Canada; Perisher, Falls Creek and Hotham in Australia; Stowe, Mount Snow, Okemo in Vermont; Hunter Mountain in New York; Mount Sunapee, Attitash, Wildcat and Crotched in New Hampshire; Stevens Pass in Washington; Liberty, Roundtop, Whitetail, Jack Frost and Big Boulder in Pennsylvania; Alpine Valley, Boston Mills, Brandywine and Mad River in Ohio; Hidden Valley and Snow Creek in Missouri; Wilmot in Wisconsin; Afton Alps in Minnesota; Mt. Brighton in Michigan; and Paoli Peaks in Indiana. Vail Resorts owns and/or manages a collection of casually elegant hotels under the RockResorts brand, as well as the Grand Teton Lodge Company in Jackson Hole, Wyoming. Vail Resorts Development Company is the real estate planning and development subsidiary of Vail Resorts, Inc. Vail Resorts is a publicly held company traded on the New York Stock Exchange (NYSE: MTN). The Vail Resorts company website is www.vailresorts.com and consumer website is www.snow.com.

Forward-Looking Statements
Certain statements discussed in this press release, other than statements of historical information, are forward-looking statements within the meaning of the federal securities laws, including our expectations regarding our fiscal 2020 performance (and our assumptions related thereto), including the timing for re-opening of our North American resorts; our expected Resort Reported EBITDA for fiscal 2020, our expectations regarding the fourth quarter of fiscal 2020; the ultimate effects of COVID-19 on our business and results of operations; and our expectations regarding our ability to comply with financial covenants under our credit facilities. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include but are not limited to the ultimate duration of COVID-19 and its short-term and long-term impacts on consumer behaviors, the economy generally and our business and results of operations; prolonged weakness in general economic conditions, including adverse effects on the overall travel and leisure related industries; willingness or ability of our guests to travel due to terrorism, the uncertainty of military conflicts or outbreaks of contagious diseases (such as the current outbreak of COVID-19), and the cost and availability of travel options and changing consumer preferences; unfavorable weather conditions or the impact of natural disasters; risks related to our reliance on information technology, including our failure to maintain the integrity of our customer or employee data and our ability to adapt to technological developments or industry trends; risks related to cyber-attacks; the seasonality of our business combined with adverse events that occur during our peak operating periods; competition in our mountain and lodging businesses; high fixed cost structure of our business; our ability to fund resort capital expenditures; risks related to a disruption in our water supply that would impact our snowmaking capabilities and operations; our reliance on government permits or approvals for our use of public land or to make operational and capital improvements; risks associated with obtaining governmental or third party approvals; risks related to federal, state, local and foreign government laws, rules and regulations; risks related to changes in security and privacy laws and regulations which could increase our operating costs and adversely affect our ability to market our products and services effectively; risks related to our workforce, including increased labor costs; loss of key personnel and our ability to hire and retain a sufficient seasonal workforce; adverse consequences of current or future legal claims; a deterioration in the quality or reputation of our brands, including our ability to protect our intellectual property and the risk of accidents at our mountain resorts; our ability to successfully integrate acquired businesses, or that acquired businesses may fail to perform in accordance with expectations, including Falls Creek, Hotham, Peak Resorts or future acquisitions; our ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, with respect to acquired businesses; risks associated with international operations; fluctuations in foreign currency exchange rates where the Company has foreign currency exposure, primarily the Canadian and Australian dollars; changes in accounting judgments and estimates, accounting principles, policies or guidelines or adverse determinations by taxing authorities as well as risks associated with uncertainty of the impact of tax reform legislation in the United States; a materially adverse change in our financial condition; and other risks detailed in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2019, which was filed on September 26, 2019.
All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. All guidance and forward-looking statements in this press release are made as of the date hereof and we do not undertake any obligation to update any forecast or forward-looking statements whether as a result of new information, future events or otherwise, except as may be required by law.
Statement Concerning Non-GAAP Financial Measures
When reporting financial results, we use the terms Resort Reported EBITDA, Total Reported EBITDA, and Net Debt, which are not financial measures under accounting principles generally accepted in the United States of America (“GAAP”). Resort Reported EBITDA, Total Reported EBITDA, and Net Debt should not be considered in isolation or as an alternative to, or substitute for, measures of financial performance or liquidity prepared in accordance with GAAP. In addition, we report segment Reported EBITDA (i.e. Mountain, Lodging and Real Estate), the measure of segment profit or loss required to be disclosed in accordance with GAAP. Accordingly, these measures may not be comparable to similarly-titled measures of other companies. Additionally, with respect to discussion of impacts from currency, the Company calculates the impact by applying current period foreign exchange rates to the prior period results, as the Company believes that comparing financial information using comparable foreign exchange rates is a more objective and useful measure of changes in operating performance.
Reported EBITDA (and its counterpart for each of our segments) has been presented herein as a measure of the Company’s performance. The Company believes that Reported EBITDA is an indicative measurement of the Company’s operating performance, and is similar to performance metrics generally used by investors to evaluate other companies in the resort and lodging industries. The Company believes that Net Debt is an important measurement of liquidity as it is an indicator of the Company’s ability to obtain additional capital resources for its future cash needs. See the tables provided in the release dated March 9, 2019 for reconciliations of our measures of segment profitability and non-GAAP financial measures to the most directly comparable GAAP financial measures.